UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2021

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Shares, $.50 par value	PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 2, 2021, Parker-Hannifin Corporation (“Parker” or the “Company”), announced (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the “Code”), the terms of its offer (the “Offer”) to acquire (the “Acquisition”) Meggitt plc (“Meggitt”), which is intended to be implemented by means of a court-sanctioned scheme of arrangement (the “Scheme”) under Part 26 of the UK Companies Act 2006 (the “Act”).

Rule 2.7 Announcement

Under the terms of the Scheme, Meggitt shareholders will be entitled to receive 800 pence in cash (the “Consideration”) for each share of Meggitt. Based on the GBP:USD exchange rate (US$1.3913:£1 based on the noon buying rate of the Federal Reserve Bank of New York in effect on July 30, 2021), the value of the cash offer is approximately $11.13 per Meggitt share. Meggitt has 781,372,024 ordinary shares outstanding and 7,175,487 ordinary shares issuable under various instruments.

The Acquisition is conditional on, among other things, (1) approval of the Scheme by Meggitt’s shareholders, and (2) receipt of certain regulatory approvals. The full terms and conditions of the Acquisition are set forth in full in the Rule 2.7 Announcement. The Offer is subject to termination if not completed within 18 months (or such later date as the Company and Meggitt might agree with the consent of the UK Panel on Takeovers and Mergers (the “Panel”) and as the High Court of Justice of England and Wales may approve (if such consent(s) or approval(s) is/are required) (the “Long Stop Date”).

The foregoing summary of the Rule 2.7 Announcement is subject to, and qualified in its entirety by, the text of the Rule 2.7 Announcement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Parker reserves the right, subject to the prior consent of the Panel, to elect to implement the Acquisition by way of a takeover offer (as such term is defined in Chapter 3 of Part 9 of the Act).

Cooperation Agreement

Under a cooperation agreement, dated August 2, 2021, by and between the Company and Meggitt (the “Cooperation Agreement”), among other things, Meggitt and the Company agreed to cooperate for the purposes of obtaining any regulatory authorizations in connection with the Acquisition, preparing required offering documents and other matters. The Company has agreed to take or cause to be taken all reasonable steps to obtain regulatory authorizations in sufficient time to allow completion by the Long Stop Date. The Company has also agreed with Meggitt to offer a number of legally binding commitments to the government of the United Kingdom. The Cooperation Agreement also contains provisions that will apply in respect of certain employee-related matters and Meggitt’s employee equity plans.

The foregoing summary of the Cooperation Agreement is subject to, and qualified in its entirety by, the text of the Cooperation Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Bridge Loan Facility

The Code imposes what are commonly called “certain funds” requirements on transactions such as the Acquisition. Accordingly, the Company, Citibank, N.A., as administrative agent, and certain financial institution parties entered into a bridge loan credit agreement, dated August 2, 2021 (the “Bridge Credit Agreement”, and the bridge facility provided for therein, the “Bridge Facility”), pursuant to which the lenders thereunder agreed to provide a bridge term loan facility to the Company of up to £6,524,000,000 (collectively, the “Commitments”) to finance the cash consideration payable for the Acquisition.

Subject to the conditions in the Bridge Credit Agreement, the Commitments may be reduced by proceeds of certain equity offerings of the Company and certain additional indebtedness that may be incurred by the Company to finance the Acquisition. The availability of the borrowings under the Bridge Facility are subject to the satisfaction of certain customary conditions for financings of this nature and the Bridge Credit Agreement contains customary representations and warranties, events of default and covenants for transactions of this type.

To the extent borrowings are made under the Bridge Facility, loans made in Sterling would bear interest at a rate per annum based on Daily Simple Sonia plus a margin which is dependent both on the Company’s long-term unsecured debt rating and the length of time since the date the loan was made. Any borrowings made under the Bridge Facility would mature 364 days from the initial funding date. The funding of Commitments under the Bridge would not occur until the closing of the Combination.

Certain of the banks and financial institutions that are parties to the Bridge Facility and their respective affiliates have in the past provided, are currently providing and in the future may continue to provide investment banking, commercial banking and other financial services to Parker and its subsidiaries in the ordinary course of business for which they have received and will receive customary compensation. In the ordinary course of business, such banks and financial institutions and their respective affiliates may participate in loans and actively trade the equity securities of Parker for their own account or for the accounts of customers and, accordingly, such banks and financial institutions and their respective affiliates may at any time hold long or short positions in such securities.

The foregoing summary of the Bridge Credit Agreement is subject to, and qualified in its entirety by, the text of the Bridge Credit Agreement, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Bridge Loan Facility set forth in Item 1.01 above, and the related Exhibit 10.2, are hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Rule 2.7 Announcement, dated August 2, 2021

10.1	Cooperation Agreement, dated August 2, 2021, by and between Parker-Hannifin Corporation and Meggitt plc

10.2	Bridge Credit Agreement, dated August 2, 2021, by and between the Company, Citibank, N.A., as administrative agent, and certain financial institution parties thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Further Information; No Offer or Solicitation

This communication is not intended to and does not constitute or form part of an offer to sell or subscribe for or the solicitation of an offer to buy or subscribe for, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation, sale, issuance or transfer would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It is intended that the Acquisition will be implemented by way of the Scheme. Any decision in respect of, or other response to, the Acquisition should be made only on the basis of the information provided pursuant to the Scheme.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. Often but not always, these statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Neither the Company nor any of its respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this document will actually occur. The Company cautions readers not to place undue reliance on these statements. It is possible that the future performance and earnings projections of the

Company, including its individual segments, may differ materially from past performance or current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the Company’s ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. Additionally, the actual impact of changes in tax laws in the United States and foreign jurisdictions and any judicial or regulatory interpretation thereof on future performance and earnings projections may impact the Company’s tax calculations. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance.

The risks and uncertainties in connection with such forward-looking statements related to the proposed Acquisition include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the proposed Acquisition; the possibility of nonconsummation of the proposed Acquisition; the failure to satisfy any of the conditions to the proposed Acquisition (including the satisfaction of the conditions detailed in the Rule 2.7 Announcement); the possibility that a governmental entity may prohibit the consummation of the proposed Acquisition or may delay or refuse to grant a necessary regulatory approval in connection with the proposed Acquisition, or that in order for the parties to obtain any such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed Acquisition or cause the parties to abandon the proposed Acquisition; adverse effects on Parker’s common stock because of the failure to complete the proposed Acquisition; Parker’s business experiencing disruptions due to Acquisition-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; the possibility that the expected synergies and value creation from the proposed Acquisition will not be realized or will not be realized within the expected time period; the parties being unable to successfully implement integration strategies; and significant transaction costs related to the proposed Acquisition. Readers should consider these forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 and other periodic filings made with the Securities and Exchange Commission.

Among other factors which may affect future performance are: the impact of the global outbreak of COVID-19 and governmental and other actions taken in response; changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of LORD Corporation or Exotic Metals; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully capital allocation initiatives, including timing, price and execution of share repurchases; availability, limitations or cost increases of raw materials, component products and/or commodities that cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; legal and regulatory developments and changes; compliance costs associated with environmental laws and regulations; potential labor disruptions; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; global competitive market conditions, including global reactions to U.S. trade policies, and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability; local and global political and economic conditions; inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals; changes in consumer habits and preferences; foreign exchange rate fluctuations and interest rate fluctuations (including those from any potential credit rating decline); government actions and natural phenomena such as floods, earthquakes, hurricanes and pandemics; and success of business and operating initiatives. Readers should consider these forward-looking statements in light of the risk factors discussion in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 filed on August 26, 2020 and other periodic filings made with the Securities and Exchange Commission. The Company makes these statements as of the date of this disclosure and expressly disclaims any intention or obligation to update or revise them, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ Joseph R. Leonti

Name:	Joseph R. Leonti
Title:	Vice President, General Counsel
and Secretary

Date: August 2, 2021